UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2025

GRABAGUN DIGITAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Texas	001-42748	33-4289144
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 East Beltline Road, Suite 403

Coppell, Texas 75019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 552-7246

214 Brazilian Avenue
Suite 200-J

Palm Beach, Florida 33480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEW	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	PEWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

GRABAGUN DIGITAL HOLDINGS INC. (the “Company”)

July 15, 2025

Item 7.01 Regulation FD Disclosure.

On July 15, 2025, Metroplex Trading Company, LLC doing business as GrabAGun.com (“GrabAGun.com”), an online retailer of firearms, ammunition and related accessories, and Colombier Acquisition Corp. II (“Colombier II”) (NYSE: CLBR), a special purpose acquisition company, issued a press release announcing that they have completed their previously announced business combination. The combined company, GrabAGun Digital Holdings Inc., will continue the existing business operations of GrabAGun.com as a publicly traded company. The common stock and warrants of the Company are expected to begin trading on the New York Stock Exchange under the symbols “PEW” and “PEWW,” respectively, on July 16, 2025. A copy of the press release, “GrabAGun, a Mobile-Focused Online Firearms Retailer and Defender of the Second Amendment, Completes Business Combination with Colombier II and Will Begin Trading on NYSE,” is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished under Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or any filing under the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release issued on July 15, 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRABAGUN DIGITAL HOLDINGS INC.

Date: July 15, 2025	By:	/s/ Marc Nemati
		Name:	Marc Nemati
		Title:	President and Chief Executive Officer

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